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Exhibit 10.11

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this "Third Amendment") is executed this 30th day of July, 2002, by and among BANCTEC, INC., a Delaware corporation, ("Borrower"), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as "Lender" and collectively "Lenders") and HELLER FINANCIAL, INC., a Delaware corporation, in its capacity as Agent for the Lenders ("Agent"), to be effective as of the date hereinafter specified.

RECITALS

        WHEREAS, Borrower, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of May 30, 2001, as thereafter amended by Borrower, Lenders and Agent on November 8, 2001, and February 5, 2002 (as so amended, the "Loan Agreement"); and

        WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement in the manner, and subject to the terms and conditions, provided below.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
Definitions

        1.01. Capitalized terms used in this Third Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II.
Amendments to Loan Agreement; Other Agreements

        2.01. Amendment to Paragraph B of Financial Covenants Rider to the Loan Agreement. Effective as of March 31, 2002, Paragraph B of the Financial Covenants Rider to the Loan Agreement is amended and restated to read in its entirety as follows:

          "B. Fixed Charge Coverage Ratio. Borrower shall not permit its Fixed Charge Coverage Ratio for the time period ending on the last day of each month set forth below to be less than the ratio set forth below:

Time Period		Ratio
(i)	Six month period ending on September 30, 2001	(i)	1.10 to 1.00
(ii)	Nine month period ending on December 31, 2001	(ii)	1.10 to 100
(iii)	Twelve month period ending respectively on March 31, 2002, June 30, 2002, and September 30, 2002	(iii)	1.00 to 1.00
(iv)	Twelve month period ending respectively on each thereafter occurring December 31, March 31, June 30, and September 30	(iv)	1.25 to 1.00"

        2.02. Amendment to Paragraph C of Financial Covenants Rider to Loan Agreement. Effective as of the date hereof, Paragraph C of the Financial Covenants Rider to the Loan Agreement is amended and restated to read in its entirety as follows:

          "C. Daily Availability. Borrower shall not permit at the end of any day its Availability to be less than $4,000,000."

        2.03. Amendment Fee. In consideration for the agreements set forth herein, Borrower agrees to pay Agent, for Agent's benefit and for the benefit of Lenders, an amendment fee of $75,000, which fee shall be (i) deemed fully earned on the date hereof, (ii) non-refundable, and (iii) be due and payable in full on the date hereof.

ARTICLE III.
Conditions Precedent

        3.01. Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent, and this Third Amendment shall become effective upon the satisfaction (or waiver) of the last of the following conditions precedent:

          (a)   Agent shall have received, in form and substance satisfactory to Agent and duly executed by Borrower, (i) this Third Amendment and (ii) such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may reasonably request;

          (b)   All corporate proceedings taken in connection with the transactions contemplated by this Third Amendment and the agreements described in clause (a) above and all documents,

  instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Patton Boggs LLP;

          (c)   Agent shall have received, whether in cash or in immediately available funds, payment of the amendment fee provided for in Section 2.03 of this Third Amendment; and

          (d)   Agent shall have received the annual financial statements described in Paragraph C of the Reporting Rider to the Loan Agreement for the 2001 Fiscal Year.

ARTICLE IV.
Limited Waiver

        4.01. Upon the effectiveness of this Third Amendment, as determined under Article III of this Third Amendment, Agent and Lenders waive any Default and any Event of Default existing from the failure by Borrower to comply with the requirement of Paragraph C of the Reporting Rider to the Loan Agreement that Borrower deliver to Agent and Lenders within 105 days after the end of the 2001 Fiscal Year the financial statements described in such Paragraph C. There are no other waivers granted by Agent and Lenders relating to the Loan Agreement, except the waiver specifically set forth above. The above waiver is effective only in the specific instance and for the purpose for which given. Except as otherwise set forth in this Section 4.01, nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Third Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Third Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V.
Ratifications, Representations and Warranties

        5.01. Ratifications. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        5.02. Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Third Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been, or by the terms of this Third Amendment is, specifically waived in writing by Lenders; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI.
Miscellaneous Provisions

        6.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Third Amendment, shall survive the execution and delivery of this Third Amendment and the other Loan Documents, and no investigation by Agent or any Lender nor any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

        6.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        6.03. Expenses of Agent. As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys' fees and expenses, the allocated cash of Agent's internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this Third Amendment.

        6.04. Severability. Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6.05. Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

        6.06. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        6.07. Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

        6.08. Headings. The headings, captions, and arrangements used in this Third Amendment are for convenience only and shall not affect the interpretation of this Third Amendment.

        6.09. Applicable Law. THIS THIRD AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

        6.10. Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS THIRD AMENDMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS THIRD AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Third Amendment to Loan and Security Agreement has been duly executed as of the date first written above.

BANCTEC, INC. as Borrower
By:
Name:
Title:
HELLER FINANCIAL, INC., as Agent and as a Lender
By:
Name:
Title:

QuickLinks

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
ARTICLE I. Definitions
ARTICLE II. Amendments to Loan Agreement; Other Agreements
ARTICLE III. Conditions Precedent
ARTICLE IV. Limited Waiver
ARTICLE V. Ratifications, Representations and Warranties
ARTICLE VI. Miscellaneous Provisions